                             FIRST AMENDMENT TO THE
               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                                       FOR
                               ELIZABETH E. HANCE


        Upon mutual consent and for valuable consideration hereby recognized, this First Amendment to the Executive Supplemental Retirement Income Agreement (the "SERP") for Elizabeth E. Hance (the "Executive") of Magyar Savings Bank (the "Bank"), dated this 1st day of January, 2004, is for the purpose of amending the SERP as follows:

PARAGRAPH 3 OF EXHIBIT A SHALL READ AS FOLLOWS:

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Fifty-Nine Thousand One Hundred and Ninety-One Dollars ($59,191).

        The Supplemental Retirement Income Benefit:

        o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

PARAGRAPH 4 OF EXHIBIT A SHALL READ AS FOLLOWS:

4.      Schedule of Annual Gross Contributions/Phantom Contributions

                Year                            Contributions
                ----                            -------------

                1996                            $ 1,220
                1997                            $ 2,083
                1998                            $ 2,420
                1999                            $ 2,799
                2000                            $ 3,224
                2001                            $ 3,700
                2002                            $ 4,234
                2003                            $15,062
                2004                            $16,827
                2005                            $18,752
                2006                            $20,851
                2007                            $23,137

                2008                            $25,626
                2009                            $28,334
                2010                            $31,278
                2011                            $34,478
                2012                            $37,954
                2013                            $41,727
                2014                            $45,821
                2015                            $50,262
                2016                            $55,076
                2017                            $60,293
                2018                            $60,376

        All other provisions of the SERP, which are not specifically modified by this First Amendment, are hereby incorporated and shall remain in full force and effect.

        IN WITNESS WHEREOF, the Bank and the Executive have caused this First Amendment, effective as of the above date, to be executed.


WITNESS:                                MAGYAR SAVINGS BANK:


                                        By:     /s/ Robert E. Pastor
-----------------------                         ------------------------

                                        Title:  President/CEO
                                                ------------------------

                                        ELIZABETH E. HANCE:

                                        /s/ Elizabeth E. Hance
                                        --------------------------------